Financial Risk Management	12 Months Ended
Dec. 31, 2020
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial risk management
4	Financial risk management

4.1	Financial risk factors

The Group’s activities exposed it to a variety of financial risks: market risk (including foreign exchange risk, cash flow and fair value interest rate risk and commodity price risk), credit risk and liquidity risk. The Group’s overall risk management programmer focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.

Where all relevant criteria are met, hedge accounting is applied to remove the accounting mismatch between the hedging instrument and the hedged item. This will effectively result in recognizing inventory at the fixed foreign currency rate for the hedged purchases.

(a)	Derivatives

The Group has the following derivative financial instruments in the following line items in the balance sheet:

	As at 31 December
	2019 RMB’000	2020 RMB’000
Current derivative financial instrument assets
Foreign exchange options	263	—

Current derivative financial instrument liabilities
Foreign exchange options	799	—

(i)	Classification of derivatives

Derivatives are only used for economic hedging purposes and not as speculative investments. However, where derivatives do not meet the hedge accounting criteria, they are classified as ‘held for trading’ for accounting purposes and are accounted for at fair value through profit or loss. They are presented as current assets or liabilities to the extent they are expected to be settled within 12 months after the end of the reporting period.

The Group’s accounting policy for its cash flow hedges is set out in Note 2.14.

(ii)	Fair value measurement

For information about the methods and assumptions used in determining the fair value of derivatives refer to Note 4.3.

(iii)	Hedging reserves

The Group’s cash flow hedging reserve disclosed in Note 28 relate to the following hedging instruments:

Swaps contracts
RMB’000
As at 31 December 2019	—
Add: Change in fair value of hedging instrument recognized in OCI	(63,840)
Less: Reclassified to the cost of inventory – not included in OCI	63,840

As at 31 December 2020	—

(iv)	Amounts recognized in the income statement

In addition to the amounts disclosed in the reconciliation of hedging reserves above, the following amounts were recognized in the income statement in relation to derivatives:

	2019 RMB’000	2020 RMB’000
Net losses on foreign exchange options not qualifying as hedges included in Other gains – net (Note 9)	(12,315)	(376)

Hedge effectiveness

Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments, to ensure that an economic relationship exists between the hedged item and hedging instrument.

The Group enters into commodity swaps contracts that have similar critical terms as the hedged item, such as reference rate, payment dates, transaction price, crude oil variety and crude oil quantity.

Hedge ineffectiveness for commodity swaps contracts may occur due to the changes in value of the hedged item. There was no recognized ineffectiveness during the year ended 31 December 2020 in relation to the commodity swaps.

(b)	Market risk

(i)	Foreign exchange risk

The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. Nevertheless the Group is exposed to foreign exchange risk arising from the recognized assets and liabilities (mainly trade receivables and payables), and future transactions denominated in foreign currencies, primarily with respect to US dollar. The Group’s finance department at its headquarter is responsible for monitoring the amount of assets and liabilities, and transactions denominated in foreign currencies to minimize the foreign exchange risk. For the years ended 31 December 2019 and 2020, the Group uses foreign exchange option contracts to mitigate its exposure to foreign exchange risk respect to US dollar. As at 31 December 2020, there were no foreign exchange options that had not been matured. As at 31 December 2019, the nominal amount of US dollar foreign exchange options amounted to RMB 40,754 thousands, which would be matured within six months.

As at 31 December 2020, if US dollar had weakened/strengthened by 5% against RMB with all other variables held constant, the Group’s net profit for the year would have been RMB 2,401 thousands decreased/increased (31 December 2019: RMB 13,699 thousands increased/decreased in net profit) before considering the impact of foreign exchange option contracts as a result of foreign exchange gains/losses on translation of foreign currencies denominated trade receivables and payables.

The aggregate net foreign exchange gains/(losses) recognized in the income statement were:

	2019 RMB’000	2020 RMB’000
Net foreign exchange gains included in Other gains – net (Note 9)	2,648	12,248
Net foreign exchange gains/(losses) included in Finance income/(expenses) (Note 10)	18,571	(5,514)

Total net foreign exchange recognized in profit before income tax for the year	21,219	6,734

(ii)	Cash flow and fair value interest rate risk

The Group’s interest rate risk arises from short-term interest bearing borrowings and short-term bonds. Borrowings obtained at variable rates expose the Group to cash flow interest rate risk. Borrowings obtained at fixed rates expose the Group to fair value interest rate risk. The Group determines the relative proportions of its fixed rate and floating rate contracts depending on the prevailing market conditions. As at 31 December 2020, the Group’s short-term borrowings denominated with floating rates amounted to RMB 48,000 thousands, which represented 3% of total borrowing balance (31 December 2019: RMB 47,600 thousands, representing 3% of total borrowing balance).

The Group’s finance department at its headquarter continuously monitors the interest rate position of the Group. Increases in interest rates will increase the cost of new borrowing and the interest expenses with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial position. The Group makes adjustments timely with reference to the latest market conditions and may enter into interest rate swap agreements to mitigate its exposure to interest rate risk. For the years ended 31 December 2019 and 2020, the Group did not enter into any interest rate swap agreements.

As at 31 December 2020, if interest rates on the floating rate borrowings had risen/fallen by 50 basis points while all other variables had been held constant, the Group’s net profit would have decreased/increased by approximately RMB 180 thousands (31 December 2019: RMB 179 thousands), mainly as a result of higher/lower interest expense on floating rate borrowings.

(iii)	Commodity price risk

The Group principally engages in processing crude oil into synthetic fibers, resins and plastics, intermediate petrochemicals and petroleum products. The selling price of petroleum products is periodically adjusted by government department based on the market price adjustment mechanism, and generally in connection with the crude oil price. The selling prices of synthetic fibers, resins and plastics and intermediate petrochemicals are market prices. For the year ended 31 December 2020, the Group used swaps contracts to manage a portion of this risk as the fluctuation of crude oil price could have significant impact on the Group.

As at 31 December 2020, the Group had no unexpired commodity contracts of crude oil designed as hedging instruments for cash flow hedges (31 December 2019: Nil).

(c)	Credit risk

(i)	Risk management

Credit risk is managed on group basis. It mainly arises from cash and cash equivalents, time deposits with banks, structured deposits, trade receivables, other receivables, bills receivable, etc.

Group expects that there is no significant credit risk associated with cash at bank (including time deposits and structured deposits) and bills receivable since they are deposits and bank acceptance bills at state-owned banks and other medium or large size listed banks. Management does not expect that there will be any significant losses from non-performance by these counterparties.

In addition, the Group has policies to limit the credit exposure on trade receivables, other receivables and bills receivable. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The credit history of the customers is regularly monitored by the Group. In respect of customers with a poor credit history, the Group will use written payment reminders, or shorten or cancel credit periods, to ensure the overall credit risk of the Group is limited to a controllable extent.

The Group considers the probability of default upon initial recognition of a financial asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period. To assess whether there is a significant increase in credit risk the Group compares the risk of a default occurring on the asset as at the reporting date with the risk of default as at the date of initial recognition. It considers available reasonable and supportive forward-looking information. Especially the following indicators are incorporated:

•	internal credit rating;

•	external credit rating (as far as available);

•	actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtors’ ability to meet its obligations;

•	actual or expected significant changes in the operating results of the debtors;

•	significant increases in credit risk on other financial instruments of the same debtors;

•	significant changes in the value of the collateral supporting the obligation or in the quality of third-party guarantees or credit enhancements;

•	significant changes in the expected performance and behavior of the debtors, including changes in the payment status of debtors, etc.

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making a contractual payment.

It has other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. In addition, the Group reviews regularly the recoverable amount of each individual trade receivables to ensure that adequate impairment losses are made for irrecoverable amounts. The Group has no significant concentrations of credit risk, with exposure spread over a large number of counterparties and costumers.

For other receivables, management makes periodic collective assessment as well as individual assessment on the recoverability of other receivables based on historical settlement records and forward-looking information. The management believe that there is no material credit risk inherent in the Group’s outstanding balance of other receivable.

(ii)	Impairment of financial assets

The Group has three types of financial assets that are subject to the expected credit loss model:

•	Trade receivables for sales of goods and from the providing services,

•	Other financial assets carried at amortised cost, and

•	Debt instruments carried at FVOCI

While cash and cash equivalents, time deposits with banks and bills receivable are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

Trade receivables

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables (including trade receivables with related parties) and financial assets at fair value through other comprehensive income.

To measure the expected credit losses, trade receivables have been grouped based on shared credit risk characteristics and the days past due.

The expected credit loss rates are based on the payment profiles of sales over a period of 36 months before 31 December 2019 and 31 December 2020 respectively and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables.

Impairment losses on trade receivables are presented as Net reversal of impairment losses on financial assets within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.

Other financial assets at amortised cost

Other financial assets at amortized cost include other receivables.

As at 31 December 2019 and 31 December 2020, the internal credit rating of other receivables were all performing. The Group has assessed that the expected credit losses for these receivables are not material under the 12 months expected losses method.

Management considered the internal credit risk of other receivable including receivables from related parties were performing as they have a low risk of default and the counterparties have a strong capacity to meet its contractual cash flow obligations in the near term, and thus the impairment provision recognized during the period was limited to 12 months expected losses.

The provision/(reversal) for loss allowance were recognized in the income statement in Net reversal of impairment losses on financial assets.

Trade and other receivables are written off where there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Group, and a failure to make contractual payments for a period of greater than 120 days past due.

Impairment losses on trade and other receivables are presented as net impairment losses within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.

Debt instruments carried at FVOCI

Debt instruments carried at FVOCI include trade receivables and bills receivable with a business model which is achieved both by collecting contractual cash flows and selling of these assets. The loss allowance for debt instruments is recognized in the income statement and reduces the fair value loss otherwise recognized in OCI.

As at 31 December 2019 and 31 December 2020, no loss allowance was provided for financial assets at FVOCI.

(iii)	Net reversal of impairment losses on financial assets recognized in the income statement

During the year, the following recoveries/(losses) were recognized in Net reversal of impairment losses on financial assets in relation to impaired financial assets:

	2019 RMB’000	2020 RMB’000
Impairment losses
- movement in loss allowance for trade receivables	—	(634)
Recoveries on previously written off receivables (Note 23(a))	—	121,550
Reversal of previous impairment losses	59	—

Net reversal of impairment losses on financial assets	59	120,916

(iv)	Financial assets at fair value through profit or loss

The Group is also exposed to credit risk in relation to investments such as structured deposits and derivative financial instruments, which are measured at fair value through profit or loss. The maximum exposure at the end of the reporting period is the carrying amount of these investments.

(d)	Liquidity risk

Cash flow forecast is performed by the operating entities of the Group and aggregated by Group finance. Group finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities from major financial institution so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities to meet the short-term and long-term liquidity requirements.

The liquidity of the Group is primarily dependent on its ability to maintain adequate cash inflow from operations, the renewal of its short-term bank loans and its ability to obtain adequate external financing to support its working capital and meet its debt obligation when they become due. As at 31 December 2020, the Group had credit facilities with several PRC financial institutions which provided the Group to draw down or to guarantee the issuance of the bills of lading to RMB 32,516,787 thousands, within which amounted to RMB 27,350,766 thousands were unused. The maturity dates of the unused facility amounted to RMB 14,167,750 thousands will be after 31 December 2021. Management assessed that all the facilities could be renewed upon the expiration dates.

Surplus cash held by the operating entities over and above balance required for working capital management are transferred to the Group treasury. As at 31 December 2020, the Group held cash and cash equivalents of RMB 6,916,408 thousands (31 December 2019: RMB 7,449,699 thousands) (Note 23(b)) and trade receivables (including trade receivables with related parties and those carried at FVOCI) of RMB 1,469,431 thousands (31 December 2019: RMB 2,376,098 thousands), that are expected to readily generate cash inflows for managing liquidity risk.

The table below analyses the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

Contractual maturities of financial liabilities 31 December 2019	Less than 1 year RMB’000	Between 1 and 2 years RMB’000	Between 2 and 5 years RMB’000	Over 5 years RMB’000	Total RMB’000
Non-derivatives
Borrowings	1,575,176	—	—	—	1,575,176
Lease liabilities	11,700	8,846	2,435	495	23,476
Bills payables	673,900	—	—	—	673,900
Trade payables	2,142,402	—	—	—	2,142,402
Other payables	747,133	—	—	—	747,133
Amounts due to related parties	5,702,728	—	—	—	5,702,728

	10,853,039	8,846	2,435	495	10,864,815

Derivatives
Derivative financial instruments	799	—	—	—	799

Contractual maturities of financial liabilities 31 December 2020	Less than 1 year RMB’000	Between 1 and 2 years RMB’000	Between 2 and 5 years RMB’000	Over 5 years RMB’000	Total RMB’000
Non-derivatives
Borrowings	1,558,702	—	—	—	1,558,702
Short-term bonds	3,023,614	—	—	—	3,023,614
Lease liabilities	9,373	2,136	1,090	103	12,702
Bills payables	26,196	—	—	—	26,196
Trade payables	1,294,138	—	—	—	1,294,138
Other payables	1,498,503	—	—	—	1,498,503
Amounts due to related parties	3,655,724	—	—	—	3,655,724

	11,066,250	2,136	1,090	103	11,069,579

4.2	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings and short-term bonds less cash and cash equivalents. Total capital is calculated as equity as shown in the consolidated balance sheet plus net debt.

As cash and cash equivalents exceed total borrowings and short-term bonds, which was resulted primarily from profitability, there was no net debt as at 31 December 2019 and 31 December 2020.

4.3	Fair value estimation

The table below analyses the Group’s financial instruments carried at fair value as at 31 December 2019 and 31 December 2020 by level of the inputs to valuation techniques used to measure fair value. Such inputs are categorized into three levels within a fair value hierarchy as follows:

•

The fair value of financial instruments traded in active markets (such as publicly traded derivatives, and equity securities) is based on quoted market prices at the end of the reporting period. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1.

•

The fair value of financial instruments that are not traded in an active market (for example, over-the-counter derivatives) is determined using valuation techniques which maximize the use of observable market data and rely as little as possible on entity-specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

•	If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3. This is the case for unlisted equity securities.

Recurring fair value measurements As at 31 December 2019	Level 1 RMB’000	Level 2 RMB’000	Level 3 RMB’000	Total RMB’000
Financial assets
Financial assets at fair value through other comprehensive income
Trade and bill receivables	—	1,540,921	—	1,540,921
Equity investments	—	—	5,000	5,000
Structured deposits	—	—	3,318,407	3,318,407
Foreign exchange options	—	263	—	263

	—	1,541,184	3,323,407	4,864,591

Financial liabilities
Foreign exchange options	—	799	—	799

Recurring fair value measurements As at 31 December 2020	Level 1 RMB’000	Level 2 RMB’000	Level 3 RMB’000	Total RMB’000
Financial assets
Financial assets at fair value through other comprehensive income
Trade and bill receivables	—	1,207,114	—	1,207,114
Equity investments	—	—	5,000	5,000

	—	1,207,114	5,000	1,212,114

The Group uses discounted cash flow model with inputted interest rate, which were influenced by historical fluctuation and the probability of market fluctuation, to evaluate the fair value of the structured deposits classified as Level 3 financial assets.

Fair value measurements using significant unobservable inputs (level 3).

The following table presents the changes in level 3 items for the periods ended 31 December 2020:

	Equity investments RMB’000	Structured deposits RMB’000	Total RMB’000
As at 31 December 2018	—	2,719,811	2,719,811

Acquisitions	5,000	3,800,000	3,805,000
Disposals	—	(3,200,000)	(3,000,000)
Fair value change	—	(1,404)	(1,404)

As at 31 December 2019	5,000	3,318,407	3,323,407

Acquisitions	—	7,600,000	7,600,000
Disposals	—	(10,900,000)	(10,900,000)
Fair value change	—	(18,407)	(18,407)

As at 31 December 2020	5,000	—	5,000

Financial assets and financial liabilities not measured at fair value mainly represent time deposits, trade receivables and other receivables, trade and other payables (except for the staff salaries and welfare payables and taxes payables) and borrowings. As at 31 December 2019 and 31 December 2020, these financial assets are expected to be collected in one year or less and these financial liabilities are due within one year or less. As a result, the carrying amounts of these financial assets and liabilities not measured at fair value are a reasonable approximation of their fair value.